DREYFUS EQUITY DIVIDEND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report of the Dreyfus Equity Dividend Fund for the one-year period ended October 31, 1997. Over this period, your Fund produced a total return of 29.34%,* which compares with a total return of 32.10% for the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500")** and 29.70% for the Standard and Poor's Barra Value Index.***
    While the performance results of the Fund during the measurement period trailed those of the S&P 500 Index and the S&P Barra Value Index, it did, however, outperform the majority of mutual funds in the Lipper Equity Income Funds category. The Fund's ranking for the one-year period ended October 31, 1997 was 44 out of 177 funds in the category.**** We believed that the valuation of these major market benchmarks was excessive during this period, and so we constructed an investment portfolio with a relatively low correlation to these indices. In doing so, we believed that the risk level of the Fund was significantly lower in volatility than that of these benchmarks.
Economic Review
    The U.S. economy has registered a step-up in growth in 1997 and the evidence coming in suggests that momentum is still building. Stronger growth this year has helped keep corporate profits buoyant despite a substantially tighter labor market. This is because nationwide shortages of labor so far have not generated much wage inflation. Moreover, price inflation has decelerated markedly during the year, suppressed by the strong dollar, import competition and continued disinflation in health care.
    Although the Federal Reserve Board (the "Fed") has held a tightening bias since mid-1996, the central bank has raised interest rates only once this year. Expectations for further hikes have been continually postponed. They were first dampened by the surprising drop in this year's price inflation, and more recently by unfolding crises in foreign economies. Both events have helped to cap short-term rates and to pull long-term interest rates lower since the spring.
    Real GDP growth accelerated to about 4% this year from 3% in 1996. Virtually all economic sectors have been strong so far. Consumer spending has been supported by rising real incomes. Capital spending has been very robust and new orders imply continued strength. Even housing demand, typically slowing at this phase of the business cycle, has reached new highs. Most incoming signals support sustained fast growth. The exception is that exporters' new orders have marginally slowed in recent months, indicating that economic turmoil overseas may be impacting this sector. By contrast, imports have been very robust and, if their growth is sustained, could help mitigate the economic weakness abroad.
    Overall corporate profits have continued to trend higher, although some companies have been hurt by events overseas and the stronger dollar. Domestically generated profits have typically remained solid, helped by strong growth and contained wages.
Market Overview
    Even though the equity markets stumbled badly in late October, the fiscal year ended October 31, 1997 saw solid gains. Measured by price changes alone, excluding income, the Dow Jones Industrial Average gained 23.58% over these 12 months, the S&P 500 Index 29.96%, Nasdaq Composite 30.43% and the Russell 2000, 27.52%. These were the gains after the drop of the last week in October, and before counting the rebounds that occurred in the first week of November.
    In retrospect, it is apparent that stock valuations had been riding for a fall. There was weakness in March when the Federal Reserve raised interest rates for the first time in two years. By early summer, equity prices recovered and soared to new highs. Then, however, some nervousness set in, related mainly to concern about high stock valuations and fears of another Fed move to cool off the bubbling economy. Weakness was apparent mainly in companies with large capitalization, while smaller companies, such as those listed in the Russell 2000 Index, gained ground.
    As autumn leaves began to turn, the stock market as a whole regained its wind - but not for long. The relatively high valuations that had prevailed were vulnerable to any major unpleasant surprise. That came in late October from an unexpected source - the Far East. Severe market setbacks in Hong Kong and Southeast Asia, together with drops in their foreign exchange rates, triggered the fall in the U.S. market.
    Richard Hoey, Chief Economist for The Dreyfus Corporation, reviewing the recent events, said that the U.S. stock market had a selling panic, followed by a buying panic. The underlying logic of it all was valuation, he observed.
    When the Dow Jones Index peaked at above 8200 in early August, the stock market was simply discounting favorable U.S. fundamentals into high stock prices, said Hoey. The financial crisis in Asia was the trigger for a correction of the major problem for the U.S. stock market: high valuation.
    The market drop in Asia was caused by serious fundamental problems of excess productive capacity, overvalued real estate and a banking system crisis. European markets, of course, reacted to the Asian weakness, but less severely because their economies are more stable. In the U.S., the sharp price drop, followed by a vigorous rebound, reflected an economy with much greater underlying strength.
    The influx of investors into stocks when prices dipped augured well for the future. The American investing public appears to be convinced that equities are a good place to put money for the long range, when their prices are attractive, despite the recent volatility of market averages.
Value Investing
    We believe value stocks can be an important part of a well-diversified investment portfolio for a number of reasons.
    First, stocks with low valuations theoretically have by definition more upside potential than downside risk. While growth of sales and earnings are important, and we do believe in buying growing companies, the price paid for this growth is critical as well. We want to buy this growth potential at bargain prices.
    Second, many analysts have low expectations for the earnings growth rate of value stocks, resulting in the low valuations assigned to these securities. Low growth expectations tend to be easier for management to meet or even exceed than high expectations.
    Third, value investors tend to work more with actual data and with near-term projections when analyzing companies. Obviously, this type of data can be more accurate than long-term forecasts. There are too many variables which can impact the long term.
    Fourth, value stocks generally possess a number of favorable characteristics: higher dividends, more stock repurchases, more takeovers, and more restructurings. Dividends are cash, usually paid out quarterly to common stock shareholders. Dividends may be the only actual tangible return to the common stock shareholder from the company. To realize more value than the dividend, the stock must be sold to another investor. Theoretically, if shareholders could not sell a stock (which of course they can), investors would only buy stocks that paid a cash dividend. Next, companies selling at low valuations usually have the option to repurchase their own stock with any available cash and add to earnings in the process. When management repurchases a company's stock, it provides demand for that stock, forcing the price higher, everything else being equal. Regarding takeovers, these tend to happen to inexpensively priced companies, in whatever way a potential buyer might define this value. Finally, restructurings tend to occur with value stocks because these companies often tend to have a problem which needs to be fixed. An opportunity to fix a problem arises and it is in the process of fixing this problem, usually through some sort of restructuring of the company, that value is realized.

    Value stocks are often ignored by Wall Street analysts. It is much easier for analysts to promote a glamour stock with a simple story, even if that story is already universally known and recognized in the stock price. This lack of attention and focus by Wall Street provides a decided advantage for relatively undiscovered or underfollowed value stocks.
    Of course, value stock investing does involve risk. Despite the potential downside protection offered by value stocks generally, price volatility is inherent in all common stocks. In addition, value stocks particularly are subject to the risk that the market will not recognize the security's perceived intrinsic value for a long time, and to the risk that a stock determined to be undervalued turns out to be appropriately priced due to any number of factors.
    Real money in the stock market is not made by following the herd of other investors, copying what they have already done and going where money has already been made. Real money is made leading this herd. As the herd follows, demand for the security is increased, resulting in higher prices. Portfolio Strategy
    In order to identify value, we generally select securities for the Fund based on a three-pronged approach. First, a computer screening model is used to identify companies with a dividend yield (current dividend divided by the current market price) that is greater than the dividend yield of the S&P 500.
 Second, another computer model seeks to identify those companies that offer the best exposure to the current market and economic environment. Third, we review investments for selection with our team of Dreyfus security analysts to identify a catalyst that could realize the value potential inherent in the security and potentially increase the price of the stock.
    In terms of constructing a portfolio of stocks, the Fund focuses on selecting the potentially best securities. The Fund attempts to avoid trying to decide which economic sector will be favored over the near term by the stock market since we believe this preference is too often random.
    The Fund typically sells a stock when its dividend yield falls below the dividend yield of the Standard & Poor's Industrials Index (which excludes the generally higher dividend paying financials and utilities of the S&P 500), when a stock appears to be poorly exposed to the current market or economic environment, when the portfolio manager, working with our analysts, believes it represents a potentially deteriorating investment based on our fundamental research, or when the stock market emphatically indicates that our investment thesis is incorrect.
Portfolio Review
    The Fund's stock selection process played a key factor in the Fund's performance over the past 12 months. Investment results during this annual period benefited from holdings such as Canadian National Railway, Ogden, Dean Foods, Northrop Grumman, Sun, Beacon Properties, BankAmerica, Bankers Trust New York, Bristol-Myers Squibb, Dana, and Xerox. Relative performance results were penalized by holdings including UST, Hollinger International, Bank United, Cl.A, Weyerhauser, Tenneco, Caterpillar, May Department Stores, Northeast Utilities, and Entergy.

    Thank you for entrusting Dreyfus with the management of your investments.
                          Sincerely,

                      [Timothy M. Ghriskey signature logo]

                          Timothy M. Ghriskey
                          Senior Portfolio Manager
November 18, 1997
New York, N.Y.
*        Total return includes reinvestment of dividends and any capital gains paid.
**      SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***    The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.
**** SOURCE: LIPPER ANALYTICAL SERVICES, INC. Past performance is no guarantee of future results. Share price and investment return fluctuate and an investor may receive more or less than original cost upon redemption.


DREYFUS EQUITY DIVIDEND FUND                             OCTOBER 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS EQUITY DIVIDEND FUND
AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
Dollars
$15,406
Standard & Poor's 500
Composite Stock
Price Index*
$14,607
Dreyfus Equity
Dividend Fund
*Source: Lipper Analytical Services, Inc.]

Average Annual Total Returns
                        One Year Ended                                        From Inception (12/29/95)
                       October 31, 1997                                          to October 31, 1997
                     ----------------------                                    -------------------------
                            29.34%                                                      22.86%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Equity Dividend Fund on 12/29/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The S&P 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF INVESTMENTS                                                                      OCTOBER 31, 1997
Common Stocks-98.0%                                                                              Shares           Value
                                                                                              ____________     ____________
          Commercial Services-2.3%   Ogden..................................                         3,900    $     98, 475
                                                                                                                ___________
            Consumer Durables-5.3%   General Motors.........................                         1,100           70,606
                                     Goodyear Tire & Rubber.................                         1,200           75,150
                                     Jostens................................                         3,600           83,925
                                                                                                                ___________
                                                                                                                    229,681
                                                                                                                ___________
      Consumer Non-Durables-11.3%    Dean Foods.............................                         1,800           85,163
                                     Flowers Industries.....................                         4,200           79,800
                                     Kimberly-Clark.........................                         1,800           93,487
                                     Philip Morris..........................                         1,800           71,325
                                     Quaker Oats............................                         1,700           81,388
                                     RJR Nabisco Holdings...................                         2,400           76,050
                                                                                                                ___________
                                                                                                                    487,213
                                                                                                                ___________
        Electronic Technology-5.6%   AMP....................................                         1,700           76,500
                                     EG&G...................................                         4,000           82,750
                                     General Dynamics.......................                         1,000           81,188
                                                                                                                ___________
                                                                                                                    240,438
                                                                                                                ___________
              Energy Minerals-7.5%  Exxon...................................                         1,200           73,725
                                     Mobil..................................                         1,000           72,813
                                     Phillips Petroleum.....................                         1,600           77,400
                                     Sun....................................                         2,500          100,156
                                                                                                                ___________
                                                                                                                    324,094
                                                                                                                ___________
                     Finance-16.1%   BankAmerica............................                         1,200           85,800
                                     Bankers Trust New York.................                           900          106,200
                                     Beacon Properties......................                         2,000           84,250
                                     Chase Manhattan........................                           700           80,763
                                     Chelsea GCA Realty.....................                         2,200           89,925
                                     NationsBank............................                         1,500           89,812
                                     Simon DeBartolo Group..................                         2,500           77,344
                                     Transamerica...........................                           800           80,750
                                                                                                                ___________
                                                                                                                    694,844
                                                                                                                ___________
            Health Technology-5.9%   American Home Products.................                         1,100           81,538
                                     Bristol-Myers Squibb...................                         1,100           96,525
                                     Glaxo Wellcome, A.D.R..................                         1,800           77,062
                                                                                                                ___________
                                                                                                                    255,125
                                                                                                                ___________
          Non-Energy Minerals-4.8%   Georgia-Pacific........................                           900           76,331
                                     Reynolds Metals........................                         1,100           67,031
                                     Southern Peru Copper...................                         4,000           63,000
                                                                                                                ___________
                                                                                                                    206,362
                                                                                                                ___________
          Process Industries-12.7%   Chesapeake.............................                         2,300           72,881
                                     duPont (E.I.) de Nemours & Co..........                         1,200           68,250
                                     Goodrich (B.F.)........................                         2,000           89,125
                                     Millennium Chemicals...................                         3,700           86,950
                                     Olin...................................                         1,800           81,788


DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1997
Common Stocks (continued)                                                                        Shares           Value
                                                                                              ____________     ____________
   Process Industries (continued)    Temple-Inland..........................                         1,300    $      74,587
                                     Tenneco................................                         1,700           76,394
                                                                                                                ___________
                                                                                                                    549,975
                                                                                                                ___________
Producer Manufacturing-11.4%         Caterpillar............................                         1,600           82,000
                                     Dana...................................                         2,000           93,625
                                     Masco..................................                         1,800           78,975
                                     Minnesota Mining & Manufacturing.......                           800           73,200
                                     Thomas & Betts.........................                         1,400           69,650
                                     Xerox..................................                         1,200           95,175
                                                                                                                ___________
                                                                                                                    492,625
                                                                                                                ___________
                 Retail Trade-2.0%   Penney (J.C.)..........................                         1,500           88,031
                                                                                                                ___________
               Transportation-3.8%   CSX....................................                         1,500           82,031
                                     Teekay Shipping........................                         2,500           80,000
                                                                                                                ___________
                                                                                                                    162,031
                                                                                                                ___________
                    Utilities-9.3%   El Paso Natural Gas....................                         1,311           78,578
                                     Empresa Nacional de Electricidad, A.D.R                         3,700           74,463
                                     Entergy................................                         3,500           85,531
                                     Hong Kong Telecommunications, A.D.R....                         4,300           82,506
                                     US West Communications Group...........                         2,000           79,625
                                                                                                                ___________
                                                                                                                    400,703
                                                                                                                ___________
                                     TOTAL COMMON STOCKS
                                       (cost $3,544,346)....................                                    $ 4,229,597
                                                                                                                ===========
Preferred Stocks-1.3%
                  Energy Minerals;   Petroleo Brasileiro
                                       (cost $52,779).......................                       300,000      $    55,777
                                                                                                                ===========
TOTAL INVESTMENTS (cost $3,597,125).........................................                         99.3%      $ 4,285,374
                                                                                                   =======      ===========
CASH AND RECEIVABLES (NET)..................................................                           .7%     $     28,584
                                                                                                   =======      ===========
NET ASSETS..................................................................                        100.0%      $ 4,313,958
                                                                                                   =======      ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                     OCTOBER 31, 1997
                                                                                                        Cost        Value
                                                                                                     __________  __________
ASSETS:                          Investments in securities-See Statement of Investments              $3,597,125  $4,285,374
                                 Cash.......................................                                         29,315
                                 Dividends and interest receivable..........                                          9,679
                                 Prepaid expenses...........................                                         13,563
                                 Due from The Dreyfus Corporation and affiliates                                         43
                                                                                                                ___________
                                                                                                                  4,337,974
                                                                                                                ___________
LIABILITIES:                     Due to Distributor.........................                                            958
                                 Accrued expenses...........................                                         23,058
                                                                                                                ___________
                                                                                                                     24,016
                                                                                                                ___________
NET ASSETS..................................................................                                     $4,313,958
                                                                                                                ===========
REPRESENTED BY:                  Paid-in capital............................                                     $3,294,651
                                 Accumulated undistributed investment income-net3,087
                                 Accumulated net realized gain (loss) on investments
                                 and foreign currency transactions..........                                        328,027
                                 Accumulated net unrealized appreciation (depreciation)
                                  on investments and foreign currency transactions                                  688,193
                                                                                                                ___________
NET ASSETS..................................................................                                     $4,313,958
                                                                                                                ===========
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                      249,643
NET ASSET VALUE, offering and redemption price per share....................                                         $17.28
                                                                                                                    =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF OPERATIONS                                                                  YEAR ENDED OCTOBER 31, 1997
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $757 foreign taxes
                                     withheld at source)....................                      $115,876
                                 Interest...................................                         3,959
                                                                                                 _________
                                       Total Income.........................                                       $119,835
EXPENSES:                        Management fee-Note 3(a)...................                        27,673
                                 Auditing fees..............................                        25,659
                                 Registration fees..........................                        20,174
                                 Prospectus and shareholders' reports.......                         8,750
                                 Shareholder servicing costs-Note 3(b)......                         8,391
                                 Custodian fees-Note 3(b)...................                         2,477
                                 Legal fees.................................                         2,182
                                 Trustees' fees and expenses-Note 3(c)......                           499
                                 Loan commitment fees-Note 2................                            31
                                 Miscellaneous..............................                         1,047
                                                                                                 _________
                                       Total Expenses.......................                        96,883
                                 Less-expense reimbursement from Manager due to
                                     undertaking-Note 3(a)..................                       (50,197)
                                                                                                 _________
                                       Net Expenses.........................                                         46,686
                                                                                                                  _________
INVESTMENT INCOME-NET.......................................................                                         73,149
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                      $328,523
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                       489,186
                                                                                                 _________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        817,709
                                                                                                                  _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $890,858
                                                                                                                  =========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Year Ended       Year Ended
                                                                                    October 31, 1997  October 31, 1996*
                                                                                   ________________  ________________
OPERATIONS:
  Investment income-net..................................................          $     73,149       $     43,777
  Net realized gain (loss) on investments................................               328,523             58,919
  Net unrealized appreciation (depreciation) on investments..............               489,186            199,007
                                                                                    ___________       ____________
    Net Increase (Decrease) in Net Assets Resulting from Operations......               890,858            301,703
                                                                                    ___________       ____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..................................................               (72,235)           (41,604)
  Net realized gain on investments.......................................               (59,415)              -
                                                                                    ___________       ____________
    Total Dividends......................................................              (131,650)           (41,604)
                                                                                    ___________       ____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold..........................................               685,376          2,686,354
  Dividends reinvested...................................................               127,388             40,843
  Cost of shares redeemed................................................              (115,946)          (129,364)
                                                                                    ___________       ____________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions             696,818          2,597,833
                                                                                    ___________       ____________
      Total Increase (Decrease) in Net Assets............................             1,456,026          2,857,932
NET ASSETS:
  Beginning of Period....................................................             2,857,932            ----
                                                                                    ___________       ____________
  End of Period..........................................................            $4,313,958         $2,857,932
                                                                                    ===========       ============
UNDISTRIBUTED INVESTMENT INCOME-NET......................................         $       3,087      $       2,173
                                                                                    ___________       ____________
                                                                                        Shares           Shares
                                                                                    ___________       ____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold............................................................                43,022            212,527
  Shares issued for dividends reinvested.................................                 8,374              3,055
  Shares redeemed........................................................                (7,551)            (9,784)
                                                                                    ___________       ____________
      Net Increase (Decrease) in Shares Outstanding......................                43,845            205,798
                                                                                    ===========       ============
*  From December 29, 1995 (commencement of operations) to October 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                                Year Ended October 31,
                                                                                              __________________________
PER SHARE DATA:                                                                                 1997           1996(1)
                                                                                             _______        _______
    Net asset value, beginning of period....................................                  $13.89         $12.50
                                                                                             _______        _______
    Investment Operations:
    Investment income-net...................................................                     .32            .23
    Net realized and unrealized gain (loss)
      on investments........................................................                    3.67           1.38
                                                                                             _______        _______
    Total from Investment Operations........................................                    3.99           1.61
                                                                                             _______        _______
    Distributions:
    Dividends from investment income-net....................................                    (.32)          (.22)
    Dividends from net realized gain on investments.........................                    (.28)           -
                                                                                             _______        _______
    Total Distributions.....................................................                    (.60)          (.22)
                                                                                             _______        _______
    Net asset value, end of period..........................................                  $17.28         $13.89
                                                                                             =======        =======
TOTAL INVESTMENT RETURN.....................................................                   29.34%         12.93%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                    1.27%          1.08%(2)
    Ratio of net investment income to average net assets....................                    1.98%          1.76%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager....................................                    1.36%          1.05%(2)
    Portfolio Turnover Rate.................................................                   80.43%         98.84%(2)
    Average commission rate paid (3)........................................                  $.0546         $.0483
    Net Assets, end of period (000's Omitted)...............................                  $4,314         $2,858
(1)  From December 29, 1995 (commencement of operations) to October 31, 1996.
(2)  Not annualized.
(3)Reflects the average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Equity Dividend Fund (the "Fund") is a series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering five series, including the Fund. The Fund's investment objective is current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc.
(the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    As of October 31, 1997, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 169,057 shares of the Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal
DREYFUS EQUITY DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended
October 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1996 through October 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses
(exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The expense reimbursement pursuant to the undertaking, amounted to $50,197 during the period ended October 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the period ended October 31, 1997, the Fund was charged $9,224 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $576 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended October 31, 1997, the Fund was charged $2,477 pursuant to the custody agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $3,624,592 and $2,887,754, respectively.
    At October 31, 1997, accumulated net unrealized appreciation on investments was $688,249, consisting of $734,663 gross unrealized appreciation and $46,414 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS EQUITY DIVIDEND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Equity Dividend Fund
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Equity Dividend Fund, one of the Funds constituting Dreyfus Income Funds, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Equity Dividend Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
December 17, 1997


DREYFUS EQUITY DIVIDEND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates 39.49% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS EQUITY DIVIDEND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                           042AR9710
Equity Dividend
Fund
Annual Report
October 31, 1997
Registration Mark
[Dreyfus logo]